UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

ENERJEX RESOURCES, INC.
(Exact Name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 305, San Antonio, Texas 78209
(Address of principal executive offices)

(210) 451-5545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 9, 2011, EnerJex Resources, Inc. ("EnerJex") gave notice to exercise an option to purchase working interest in producing oil leases as described in the Option and Joint Development Agreement (the "JDA"), effective as of August 2011, by and between EnerJex and MorMeg, LLC, a Kansas limited liability company ("MorMeg").

MorMeg owns working interests in producing oil leases located in Kansas commonly identified as the "Nickletown Leasehold" (the "Project").  The Project consists of  3 phases, referred to as (i) Nickletown East ("Phase I"), (ii) Nickletown West ("Phase II"), and (iii) Nickletown North ("Phase III").  MorMeg granted EnerJex an option to acquire a 90% working interest in each phase of the Project.

EnerJex has exercised its option to purchase 90% working interest in Phase I of the Project (Nickletown East).  In consideration of this purchase, EnerJex paid a $50,000 option payment to MorMeg and an additional $450,000 payment, and it shall (i) issue MorMeg 100,000 shares of EnerJex common stock, and (ii) agree to spend at least $7,500,000 of Capital Expenditures (as defined in the JDA) associated with Phase I of the Project within four years after the Phase I Closing.

The JDA also provides that MorMeg shall retain a 10% working interest in Phase I Project, EnerJex shall pay MorMeg's 10% share of Capital Expenditures.  In the event EnerJex does not make the agreed $7,500,000 in Capital Expenditures, MorMeg shall be entitled to earn a pro rata revisionary interest in Phase I.  The JDA also grants EnerJex options to purchase a 90% working interest in Phase II and Phase III of the Project upon the completion of the Phase I and Phase II Project obligations, respectively, subject to reversionary interest provisions similar to that of Phase I.  Further, in the event EnerJex fails to meet its obligations under the JDA after acquisition of any Phase, MorMeg shall have the option to repurchase those interests at their fair market value.

The foregoing description is a summary only and qualified by and subject to the actual terms and conditions of the Joint Development Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01 above and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Option and Joint Development Agreement dated August 2011.
99.1	Press Release dated November 15, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: November 15, 2011
	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer

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